UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2011
EBIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 3200, Atlanta, Georgia	30328

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 281-2020
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On February 10, 2011 Ebix, Inc. (the “Company” or “Ebix”) filed a current report on Form 8-K (the “Original Filing”) in connection with the completion of its acquisition of ADAM, Inc. (“ADAM”). This Amendment No. 1 amends the Original Filing to provide the financial statement information required by Items 9.01(a) and 9.01(b) of Form 8-K which were not included in the initial filing.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired

The audited financial statements of ADAM, including its balance sheet as of December 31, 2010, the statement of income, cash flows, and changes in stockholders equity for the year ended December 31, 2010, and the related notes and report of its independent registered public accounting firm are filed as Exhibit 99.3 to this current report on Form 8-K/A.

(b)	Pro Forma Financial Information

Ebix and ADAM unaudited condensed and combined financial information, comprised of the pro forma combined balance sheets as of December 31, 2010, and pro forma combined statements of income for the for year ended December 31, 2010 and the related notes are filed as Exhibit 99.4 to this current report on Form 8-K/A.

(c)	Exhibits

Exhibit 2.1*	Agreement and Plan of Merger, dated August 29, 2010, by and amongst Ebix Inc., A.D.A.M., Inc., and Eden Acquisition Sub, Inc.

Exhibit 99.1*	Joint Press Release, dated August 30, 2010, jointly issued by Ebix, Inc. and A.D.A.M. Inc.

Exhibit 99.2*	Press Release, dated February 8, 2011, as issued by Ebix, Inc.

Exhibit 99.3	ADAM audited financial statements for the year ended December 31, 2010

Exhibit 99.4	Ebix and ADAM pro forma condensed and combined financial information (unaudited) as of and for the year ended December 31, 2010

*	Previously filed

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.
By:	/s/ Robert Kerris
Name:	Robert Kerris
Title:	Chief Financial Officer

Dated: April 22, 2011

Exhibit Index

Exhibit No.	Description
Exhibit 2.1*	Agreement and Plan of Merger, dated August 29, 2010, by and amongst Ebix Inc., A.D.A.M., Inc., and Eden Acquisition Sub, Inc.

Exhibit 99.1*	Joint Press Release, dated August 30, 2010, jointly issued by Ebix, Inc. and A.D.A.M. Inc.

Exhibit 99.2*	Press Release, dated February 8, 2011, as issued by Ebix, Inc.

Exhibit 99.3	ADAM audited financial statements for the year ended December 31, 2010

Exhibit 99.4	Ebix and ADAM pro forma condensed and combined financial information (unaudited) as of and for the year ended December 31, 2010

*	Previously filed